UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 7, 2015

CBL & ASSOCIATES PROPERTIES, INC.

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On January 7, 2015, Thomas J. DeRosa, a director of CBL & Associates Properties, Inc. (the “Company”), notified the Company of his decision to retire from the Board of Directors, effective as of such date. Mr. DeRosa has served as a director of the Company since 2010. He advised the Company that his decision to retire from the Board of Directors at this time was made due to the time constraints and commitment required to carry out his role as Chief Executive Officer of Health Care REIT, Inc. and was not the result of any disagreement with the Company on any matter, including any matter relating to the Company’s operations, policies or practices.

(d)    On January 7, 2015, in connection with the receipt of Mr. DeRosa’s decision to retire, the remaining members of the Company’s Board of Directors also acted unanimously to appoint Mr. John D. Griffith as a director of the Company, for an initial term expiring at the Company’s 2015 Annual Meeting of Stockholders. Mr. Griffith has not been appointed to any Committees of the Board of Directors at this time. Mr. Griffith will be compensated for his service on the Board of Directors as described in the Company’s Proxy Statement for its 2014 Annual Meeting of Stockholders filed with the Securities & Exchange Commission on March 28, 2014. As described therein, Mr. Griffith received an initial grant of 1,000 shares of restricted Common Stock of the Company under the Company’s 2012 Stock Incentive Plan upon his appointment as a non-employee director of the Company. The restrictions on shares of Common Stock received by non-employee directors under the 2012 Stock Incentive Plan provide that such shares may not be transferred during the non-employee director’s term.

Mr. Griffith retired from Target Corporation (“Target”) in May 2014, having served most recently as Executive Vice President of Property Development from 2005 until his retirement, and as a member of Target’s Executive Committee.

Item 7.01	Regulation FD Disclosure.

The Company’s press release announcing the retirement of Mr. DeRosa and the appointment of Mr. Griffith to its Board of Directors is furnished as Exhibit 99.1 to this report.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release - CBL & Associates Properties Announces the Appointment of John Griffith to its Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana K. Mitchell
___________________________________
Farzana K. Mitchell
Executive Vice President -
Chief Financial Officer and Treasurer

Date: January 8, 2015